UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

Blue Sphere Corporation

(Exact name of Registrant as specified in its Charter)

Nevada	333-147716	98-0550257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500

(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 972-9-8917438

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information in Item 5.03 hereof is hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2013, the Board of Directors and majority of Blue Sphere Corporation’s (the “Company”) stockholders approved an amendment of Blue Sphere Corporation’s Articles of Incorporation effective upon the filing of its Amended and Restated Articles of Incorporation with the Nevada Secretary of State.  The Amended and Restated Articles of Incorporation were filed with the Nevada Secretary of State on November 26, 2013.

The Company’s Articles of Incorporation were amended and restated to authorize the issuance of 500,000,000 shares of preferred stock, $0.001 par value, in one or more series and with such rights, preferences and privileges as the Company’s Board of Directors may determine and to effect a 1 for 113 reverse stock split of the Company’s outstanding common stock. In addition, the Amended and Restated Articles of Incorporation provide, among other things, for indemnification and limitations to the liability of the Company’s officers and directors.

As a result of the reverse stock split effected by the Company’s Amended and Restated Articles of Incorporation, every 113 shares of its outstanding common stock prior to the effect of that amendment will be combined and reclassified into one share of the Company’s common stock, and the number of outstanding shares of the Company’s common stock will be reduced from 1,274,961,697 to 11,282,915 shares. Any fractional number of shares outstanding after the reverse stock split will be rounded up to the next highest number of full shares.

In accordance with rules and regulations promulgated by the Financial Industry Regulatory Authority (“FINRA”), the amendments to the Company’s Articles of Incorporation to effect the reverse stock split will become effective upon receipt of FINRA’s approval of those changes on the morning of December 4, 2013. Thus, beginning with the opening of the OTCBB on December 4, 2013, the Company’s common stock will commence quoting on the OTCBB on a post reverse stock split basis. Also on December 4, 2013, to indicate the reverse stock split, the OTCBB will append a “D” to the Company’s trading symbol and for a period of 20 business days, the Company’s common stock will be reported under the symbol “BLSPD.” After the 20 business days, the Company’s trading symbol will revert to “BLSP.” The new CUSIP number for the Company’s common stock is 09605C202.

This Item, including the description herein of the Amended and Restated Articles of Incorporation, are qualified in their entirety by reference to the Amended and Restated Articles of Incorporation, a copy of which are hereby included as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The information in the Exhibit Index hereto is hereby incorporated herein by reference.

Exhibit
No.	Description
3.1	Amended and Restated Articles of Incorporation of Blue Sphere Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Blue Sphere Corporation

Dated: December 3, 2013	By: /s/ Shlomo Palas_____________
Name: Shlomo Palas
Title: Chief Executive Officer